EXHIBIT 10.28

MODIFICATION OF LEASE #2 AND

AMENDMENT TO LEASE AND LEASE EXTENSION

This Modification of Lease #2 dated for reference purposes only, August 16, 2004, is pursuant to that certain Lease by and between OLEN COMMERCIAL REALTY CORP., a Nevada corporation, as “Lessor”, and REDLANDS CENTENNIAL BANK, A CALIFORNIA CORPORATION now known as 1st CENTENNIAL BANK, A CALIFORNIA CORPORATION, as “Lessee”, dated September 20, 2000 for property located at: 10 Pointe Drive, Suites 130-140, Brea, CA 92821 (as amended by Modification of Lease #1), the undersigned Parties hereby understand and agree upon mutual execution of this Modification of Lease #2, the Lease shall be amended and modified as follows:

The Premises shall be expanded to include that area marked with diagonal lines on Exhibit “B-1” attached hereto consisting of approximately 3,212 rentable sq. ft. and commonly known as Suite 100-105 (hereinafter “Additional Space”), commencing sixty (60) days after Substantial Completion and final inspection of Tenant Improvements by the City of Brea, estimated to be approximately November 15, 2004. Upon establishing a fixed Commencement and Expiration Date for this Additional Space, an amendment (hereinafter “Start Date Amendment”) shall be created defining said dates which will be attached hereto and will become hereof a part of the terms and conditions of the Lease.

Article 2.a Base Rent (Initial): Base Rent for the first year shall be determined as soon as a fixed Commencement Date has been established for the Additional Space, and shall be set forth in the Start Date Amendment.

Article 2.b Base Year: The calendar year of 2005.

Article 2.d.Commencement Date: Shall be modified read in part “…Commencement Date for the Additional Space only shall be sixty (60) days after Substantial Completion and final inspection of tenant improvements by the City of Brea in the Additional Space, as set forth on the Start Date Amendment referenced hereinabove and expiring seventy-two (72) months thereafter (See Addendum A, Item 3 for Early Possession Agreement for Additional Space).”

Article 2.h. Monthly Rent: Shall be modified to read in part “ …monthly payments of $6,584.60 for the Additional Space only (Suites 100-105), together with the $12,069.03 monthly payment for Suite 130-140, making the total Base Monthly Rent payment $18,653.63 for the period commencing on the Commence Date as shall be set forth in the Start Date Amendment pursuant to the terms herein and continue through December 31, 2004.

For the period of January 1, 2005 through the last day of the twelfth (12th) month of the Lease Term for the Additional Space only as shall be set forth in the Start Date Amendment, the total Base Monthly Rent shall be $19,136.39*, which includes $6,584.60 for the Additional Space (Suite 100-105) plus $12,551.79* for Suites 130-140. (*These amounts may be adjusted to reflect operating expense pass-throughs, if any.)

Article 2.j.: Shall be modified to read: “Upon execution of this Modification of Lease #2, Lessee shall pay to Lessor $10,230.66; $6,584.60 as Base Rent and $6,584.60 as Security Deposit equal to one month’s remittance for the Additional Space only less $2,938.54 credit for Security Deposit transferred from 3 Pointe Drive, Suite 201, Brea, CA 92821 (see Article 7 of the Lease) = $10,230.66 due upon execution.”

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Lessor’s Initials	Lessee’s Initials

Modification of Lease #2 and

Amendment to Lease and Lease Extension

1st Centennial Bank

Article 2.l. Premises: Shall be modified to read in part “ …an additional 3,212 rentable sq.ft. shown by diagonal lines on Exhibit B-1 attached hereto for a total of 8,273 sq.ft. of Rentable Area …and known as Suites 100-105 & 130-140.”

Article 2.p. Tenant’s Proportionate Share: Shall be modified to read in part “…10.43% …”

Exhibit “B-1” shall be attached hereto and become a part hereof by reference.

Article 7. Security Deposit: Shall include the following:

“Lessor shall transfer $2,938.54 of Lessee’s existing Security Deposit for 3 Pointe Drive, Suite 201, Brea, CA 92821 to apply toward the Security Deposit due for this Lease. Should there be any damage, unusual wear and tear to the Premises or other charges normally deducted from Security Deposit as set forth in the Lease at 3 Pointe Drive, Suite 201, Brea, CA 92821 when Lessee vacates that Premises, then Lessor shall have the right to deduct the amount of such damages from Lessee’s Security Deposit for this Lease and Lessee agrees to immediately pay Lessor the amount deducted to make the Security Deposit for this Lease equal to one month’s remittance.”

EXTENSION OF LEASE FOR SUITE 130-140:

That certain Lease by and between OLEN COMMERCIAL REALTY CORP., A NEVADA CORPORATION, as Lessor and REDLANDS CENTENNIAL BANK, A CALIFORNIA CORPORATION, now known as 1st CENTENNIAL BANK, A CALIFORNIA CORPORATION, as Lessee, dated September 20, 2000 as amended and modified for property located at: Ten Pointe Drive, Suite 130-140, Brea, California, is herewith amended to extend the term of said Lease for approximately sixty (60) months, commencing on January 1, 2006 and ending upon the Expiration Date for the Additional Space (Suites 100-105) as set forth on the Start Date Amendment. It is further agreed that the base monthly rent shall be as set forth hereinbelow (See Addendum C modification).

Landlord agrees to pay to Tenant a tenant improvement allowance of $5.00 per useable sq.ft. (4430 u.s.f. X $5.00 = $22,150.00) for the renewal space only (Suite 130-140) to be used for tenant improvements in that Premises or any other miscellaneous items related to this transaction, including moving costs and Tenant’s exterior signage.

Base Year for Suite 130-140: Shall change to the year 2005 effective January 1, 2006.

Addendum A, Item 3: Shall be modified to read: “Lessor agrees to grant Lessee rent-free Early Possession of the Additional Space only (Suite 100-105), the date to be upon Substantial Completion and final inspection of tenant improvements by the City of Brea. Lease payments for the Additional Space only shall not commence until sixty (60) days thereafter. Lessee agrees to hold Lessor harmless from any liability or responsibility for damages to any of Lessee’s personal property, or for any loss suffered by Lessee through vandalism, theft, or destruction of said personal property by fire or other causes. It is agreed by Lessee and Lessor that all the terms and conditions of the Lease are to be in full force and effect, except as to rent, as of the date of Lessee’s possession of the Additional Space.

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Lessor’s Initials	Lessee’s Initials

Modification of Lease #2 and

Amendment to Lease and Lease Extension

1st Centennial Bank

ADDENDUM A. ITEM 5. SURRENDER AGREEMENT: Upon Lessee’s vacating the Premises at Three Pointe Drive, Suite 201, Brea, CA 92821 Lessor and Lessee agree to execute a Surrender Agreement to surrender and terminate the Lease for Three Pointe Drive, Suite 201, Brea, CA 92821 the date to be effective upon Lessee’s complete vacation of and return of keys to Lessor for said Premises, but in no event shall the surrender be effective before the Commencement Date of this Lease.

ADDENDUM A. ITEM 6. : Upon the execution of this Modification of Lease #2 by both Parties, Lessor shall pay Lee & Associates – David Romero & Wes G. Hunnicutt a brokerage fee agreed to in a separate written agreement.

ADDENDUM C. ANNUAL RENT ADJUSTMENT: Shall be modified to read:

“The minimum Base Monthly Rent set forth in Article 2.h. of this Lease shall be adjusted as follows:

Beginning on the first day of the thirteenth month of the Lease Term for the Additional Space only through December 31, 2005, the minimum Base Monthly Rent shall be $6,745.20* for the Additional Space (suite 100-105) and $12,551.79* for Suite 130-140, for a total Base Monthly Rent of $19,296.99*.

Beginning on January 1, 2006 through the last day of the twenty-fourth (24th) month of the Lease Term for the Additional Space (suite 100-105), the minimum Base Monthly Rent shall be $6,745.20* for the Additional Space (Suite 100-105) and $10,375.05* for Suite 130-140, for a total Base Monthly Rent of $17,120.25*.

Beginning on the first day of the 25th month of the Lease Term for the Additional Space (suite 100-105) through the last day of the 36th month, the minimum Base Monthly Rent shall be $6,905.80* for the Additional Space (Suite 100-105) and $10,881.15* for Suite 130-140, for a total Base Monthly Rent of $17,786.95*.

Beginning on the first day of the 37th month of the Lease Term for the Additional Space (suite 100-105) through the last day of the 48th month, the minimum Base Monthly Rent shall be $7,066.40* for the Additional Space (Suite 100-105) and $11,134.20* for Suite 130-140, for a total Base Monthly Rent of $18,200.60*.

Beginning on the first day of the 49th month of the Lease Term for the Additional Space (suite 100-105) through the last day of the 60th month, the minimum Base Monthly Rent shall be $7,227.00* for the Additional Space (Suite 100-105) and $11,387.25* for Suite 130-140, for a total Base Monthly Rent of $18,614.25*.

Beginning on the first day of the 61st month of the Lease Term for the Additional Space (suite 100-105) through the last day of the 72nd month, the minimum Base Monthly Rent shall be $7,387.60* for the Additional Space (Suite 100-105) and $11,640.30* for Suite 130-140, for a total Base Monthly Rent of $19,027.90*.

* Note: The Security Deposit shall be subject to adjustment pursuant to Article 7 of the Lease.

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Lessor’s Initials	Lessee’s Initials

Modification of Lease #2 and

Amendment to Lease and Lease Extension

1st Centennial Bank

Addendum E. TENANT IMPROVEMENTS: Shall be deleted in its entirety and the following shall be added:

“Lessor agrees to cause the Premises to be constructed and improved substantially in accordance with such mutually-approved improvements as are more particularly described and detailed on the plans attached hereto as Exhibit “A” (Site Plan), and

Exhibit “B” (Floor Plan), all of which are attached hereto (collectively, the “Tenant Improvements”) and to construct said improvements “turn key” using Lessor’s building standards. As soon as reasonably possible after Lessor’s receipt of this signed Modification of Lease #2 and Amendment to Lease and Lease Extension and move-in monies, Lessor shall cause to be prepared working drawings for the Tenant Improvements substantially in accordance with the plan set forth on Exhibit “B” herein, and shall furnish them to Lessee for Lessee’s prompt review and approval, which approval shall not be unreasonably withheld. It shall be unreasonable for Lessee to withhold such approval except if such working drawings are inconsistent in some material respect with the Floor Plan (Exhibit “B”) attached hereto. If Lessee has not approved and signed working drawings on or before five (5) business days from its receipt of same, then such working drawings shall be deemed approved by Lessee. If Lessee disapproves such working drawings, Lessee’s notice of disapproval shall also include the specific reasons for such disapproval. Lessor and Lessee shall negotiate in good faith to resolve as soon as possible any differences between them regarding such working drawings.

Lessor agrees to construct said Tenant Improvements “turn key” substantially in accordance with Exhibit “B” attached hereto and made a part hereof, said Improvements to be completed in a workmanlike manner using Lessor’s building standards and include the following:

1.	All drywall partitions taped, textured and painted;

2.	All air-conditioning and heating distribution and return air ducts as required to provide industry standard office HVAC;

3.	32 oz. plush pile carpet and pad and/or vinyl composition tile throughout improved area in Lessee’s choice of colors;

4.	Building standard doors, frames and lever-type door hardware;

5.	Building standard electrical throughout improved area per a mutually agreed upon plan;

6.	Building standard telephone/computer pull-string and plaster rings;

7.	Install three (3) 4’X4’ sidelights in offices 102, 103 and 104 aligned with top of door and 48” A.F.F. and install two (2) 6’X4’ sidelights horizontally aligned with top of door and 48”A.F.F. in offices 101 and 106;

8.	All necessary working drawings, including mechanical and electrical, and permits.

9.	Building-standard vertical blinds on all exterior windows;

10.	Building standard 2’ x 2’ T-bar grid dropped ceiling with 2’ x 4’ fluorescent office lighting throughout improved area.

Lessor’s building standards include window coverings on exterior windows only. Lessor will install vertical blinds on all interior sidelights at Lessee’s sole cost.

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Lessor’s Initials	Lessee’s Initials

Modification of Lease #2 and

Amendment to Lease and Lease Extension

1st Centennial Bank

Lessee acknowledges that the tenant improvements to be completed by Lessor are subject to the review and approval of final working drawings by Lessee, Lessor and the City of Brea. All Improvements shall be constructed in accordance with all applicable building codes and ordinances, including but not limited to all applicable ADA codes and requirements. Lessor shall build said improvements generally listed hereinabove and shown on Exhibit “B” attached, using Lessor’s building standard materials and finishes. Should Lessee desire to upgrade finishes to something above Lessor’s building standard, Lessor shall complete an Additional Work Authorization (“AWA”) for the difference in cost between the standard and the upgrade and Lessee shall pay the difference upon execution of the AWA.

Lessee acknowledges that Lessor has forewarned Lessee of the inconvenience Lessee may experience by occupying Suites 130-140 during construction in Suites 100-105, including, but not limited to, interruption of utilities, noise, dust and debris, and that Lessor is accommodating Lessee’s need for construction in said Premises during Lessee’s occupancy. Lessor shall make every reasonable effort to complete the above Tenant Improvements as soon as reasonably possible after receipt of signed leases and move-in monies, and estimates said work to take approximately forty-five to sixty (45-60) days to complete from date of Lessor’s receipt of building permits, but Lessor can make no guaranty of an exact date of completion. Lessee shall be responsible for obtaining any permits or licenses required for Lessee’s particular use and operation in the Premises including, without limitation, business licenses, and any use permit which may be required for Lessee’s particular use and operation in the Premises. Lessee further agrees not to interfere with, in any way, nor instruct Lessor’s construction crew. In the event Lessee has any suggestions or comments regarding the construction, Lessee agrees to contact only Kathie Wadsworth (949) 719-7205, at Olen Commercial Realty Corp. regarding same.

Additional Tenant Improvements: Lessor and Lessee recognize that the Tenant Improvements identified and detailed on Exhibit “B” are the result of agreements arrived at during previous meeting between Lessor and Lessee. Any Additional Tenant Improvements are subject to Lessor’s approval thereof, with the understanding that the total cost of the Additional Tenant Improvements shall be the sole responsibility of Lessee. If Lessor and Lessee are unable to agree upon the plans for, or the cost of, any such proposed Additional Tenant Improvements, Lessor shall not be obliged to construct such Additional Tenant Improvements and may proceed with the construction of the Tenant Improvements in accordance with the Working Drawings. In the event Additional Tenant Improvements are approved by Lessor, then Lessor shall prepare an Additional Work Authorization (“AWA”) outlining the specific additional work to be completed and shall deliver same to Lessee. Lessee shall execute said AWA and return it to Lessor, together with a check for the total cost of such Additional Tenant Improvements. Lessor shall not be obligated to commence construction of any approved Additional Tenant Improvements until Lessor has received such signed AWA and the check. Any construction delay arising out of Lessee’s request for any Additional Tenant Improvements shall result in the acceleration of the Commencement Date.

Completion of Tenant Improvements: The Tenant Improvements shall be deemed “Substantially Completed” for purposes of this Lease upon final inspection sign-off for the Tenant Improvements

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Lessor’s Initials	Lessee’s Initials

Modification of Lease #2 and

Amendment to Lease and Lease Extension

1st Centennial Bank

by the City of Brea. Lessee shall conduct no construction or other operations, in or on the Premises prior to such Substantial Completion without Lessor’s prior written consent which may be granted or withheld in Lessor’s sole discretion.”

Exhibits “A”, “B” and “B-1” are attached hereto and made a part hereof.

Upon execution hereof Lessee shall pay Lessor $10,230.66 pursuant to Article 2.j. herein.

Except for the specific portions of the paragraphs amended and modified as set forth herein, all other terms and conditions of said Lease, by and between the Parties described above, shall continue in full force and effect.

AGREED AND ACCEPTED:		AGREED AND ACCEPTED:

LESSOR:		LESSEE:

OLEN COMMERCIAL REALTY CORP.		1ST CENTENNIAL BANK, A CALIFORNIA CORPORATION FORMERLY REDLANDS CENTENNIAL BANK, A CALIFORNIA CORPORATION

By:	/s/ Andrei Olenicoff	By:	/s/ Suzanne Dondanville
	Andrei Olenicoff		Suzanne Dondanville
	President		Executive Vice President

Date:		Date:	August 19, 2004

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PROJECT SUMMARY

Building Address	Type of Building	Total Building	Status
1 Pointe Drive	6-Story Office	127,727 Sq. Ft.	Existing
2 Pointe Drive	Souplantation	8,200 Sq. Ft.	Existing
3 Pointe Drive	3-Story Office	78,838 Sq. Ft.	Existing
4 Pointe Drive	El Torito Grill	10,500 Sq. Ft.	Existing
5 Pointe Drive	6-Story Office	127,727 Sq. Ft.	Planned
6 Pointe Drive	3-Story Office	60,000 Sq. Ft.	Planned
10 Pointe Drive	4-Story Office	79,287 Sq. Ft.	Existing
20 Pointe Drive	Cedar Creek Inn	7,752 Sq. Ft.	Existing
30 Pointe Drive	Outback Steakhouse	6,115 Sq. Ft.	Existing
40 Pointe Drive	5-Story Office	129,924 Sq. Ft.	Existing
50 Pointe Drive	5-Story Office	129,924 Sq. Ft.	Existing
60 Pointe Drive	Retail	5,000 Sq. Ft.	Existing

PARKING STRUCTURE
60
6
4
50
40
WILDCAT WAY
PARKING STRUCTURE
5
10
1
3
ORANGE (57) FREEWAY
ON RAMP
2
POINTE DRIVE
30
20
LAMBERT ROAD

Lessor's Initials

Exhibit "A"

Lessee's Initials

OFFICE
101
~11 x 16.5
OFFICE
102
~11 x 13.5
OFFICE
103
~ 11 x 13.5
OFFICE
104
~ 11 x 13.5
OFFICE
105
~ 11 x 18.5
48 X 48
48 X 48
48 X 48
72 X 48
72 X 48
OFFICE
106
~ 14'-5" x 14'
SERVER
108
5.5x12
OFFICE
107
~ 12.5 X 12

Lessor's Initials

EXHIBIT "B"

Lessee's Initials